Deutsche Bank Global Auto Industry Conference January 13, 2015 Exhibit 99.1

Forward-Looking Statements
Certain information contained in this presentation constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. There are a variety of factors, many of which are beyond our control, that affect our operations, performance, business strategy and results and could cause our actual results and experience to differ materially from the assumptions, expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to: our ability to implement successfully our strategic initiatives; actions and initiatives taken by both current and potential competitors; increases in the prices paid for raw materials and energy; a labor strike, work stoppage or other similar event; deteriorating economic conditions or an inability to access capital markets; work stoppages, financial difficulties or supply disruptions at our suppliers or customers; the adequacy of our capital expenditures; our failure to comply with a material covenant in our debt obligations;
potential adverse consequences of litigation involving the company; as well as the effects of more general factors such as changes in general market, economic or political conditions or in legislation, regulation or public policy. Additional factors are discussed in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.
Reconciliations of the non-GAAP financial measures used in this presentation are available in the Appendix and are posted on our Investor Relations website, investor.goodyear.com.

Company Overview
.
Goodyear tires are sold
in two distinct tire markets...
(% of 2013 Units of 162 million)
...and serve customers
around the world
(% of 2013 Revenue of ~$20 billion)
…available in a diverse
selection of products...
(% of 2013 Revenue of ~$20 billion)
OE ~20% of 2013 Revenue
Consumer
21%
Retail
7%
Other
12%
Chemical
4%
Commercial
Includes:
OTR, Farm,
Race, &
Aviation
56%
North
America
44%
Europe, Middle
East & Africa
34%
Latin
America
11%
Asia Pacific
11%
Goodyear is a global tire industry leader with powerful brands and broad product reach
Replacement Market
69%
OE Market
31%

Strategy Roadmap

Our Destination -
Our Destination -
Creating Sustainable Value
Creating Sustainable Value
Industry
MegaTrends
“Long-term Growth Drivers”
Where We Are
Where We Are
Key Strategies
Key Strategies
Key How To’s
Key How To’s
Executing Plan
Innovation Leader
Record Earnings
Value Creating
Investing for Growth
US Pension Fully Funded
Top Line / Bottom Line Growth
First with Customers
Innovation Leaders
Leader in Targeted Segments
1. North America: Grow Profitably
2. Asia: Win in China / Grow Asia
3. EMEA / LA: Return to Historical
Profit
Competitively Advantaged
Profitable thru Economic Cycle
Cash Flow Positive
Investment Grade
Market-Back Innovation Excellence
Sales & Marketing Excellence
Operational Excellence Operational Excellence
Enabling Investments Enabling Investments
Top Talent / Top Teams

Goodyear’s Competitive Advantage
For winners, not an “OR”… it is an “AND”
Goodyear delivers both in an integrated manner
Market-Back Approach Sufficient HVA Capacity
Advantaged Value Proposition
Operational Excellence

AND
Iconic brand
Industry leading products
Pervasive distribution
Strong customer relations
Consumer-centric focus
Right Tire
Right Time
Right Place
Right Cost

Goodyear Then … And Now
2013 2012 2011 2010
$1.6
$1.2
$1.4
$0.9
Segment Operating Income Growth
(a) See Segment Operating Income reconciliation in Appendix on page 23
(b) Trailing twelve months as of September 30, 2014
(c) See Free Cash Flow from Operations reconciliation in Appendix on page 24
(d) Primarily non-US plans; projected for December 31, 2014 using 2013 year-end assumptions
(a)
2013 2012 2011 2010
$1.0
$0.7
$0.2
$0.4
Strong Free Cash Flow
(c)

$ In billions
2014E 2013 2012 2011
~$0.7
$1.9
$3.5
$3.1
Progress on Global Unfunded Pension
(d)
Significant  SOI growth and cash generation capability
$1.8
TTM
(b)
$0.8
TTM
(b)
TTM
(b)
$0.8
2013 2012
2010
$0.7
$0.5
$0.3
~$0
North America Turnaround
2011
Segment Operating Income
$0.3B
loss in
2009
Fully funded,
froze, and de-
risked U.S.
plans

Preliminary View of 2014 Results

•
Record total company and North America segment operating income
•
Now expect 2014 FY SOI growth slightly below original 10-15% range, primarily due to a more challenging industry environment in Europe in Q4 and stronger dollar globally
–
Expect global volume to be essentially flat
–
Expect Q4 impact of these developments to be $0.15-$0.20 per share below our expectations at time of Q3 call
•
Expect free cash flow to be slightly better than anticipated at time of Q3 call; capital allocation plan remains on track
Record earnings and strong free cash flow

Q4 2014
EMEA Business Update

•
Industry negatively impacted by warmer than expected winter
that lasted through the quarter; one of the warmest on record
•
While our winter premium brand sales through Q3 were strong, dealer replenishment was much weaker in Q4 than we expected
–
Industry sell-out was down double digits in some markets
compared with last year
•
More challenging economic conditions and a stronger US dollar
More challenging environment than expected in Europe in Q4

2015 Outlook
Preliminary Planning Assumptions
FX headwind (similar impact
as 2014)
Venezuela uncertainty
Neutral OTR
Potential release of US tax
valuation allowance
Tax rate if released: 30-35% of
global pre-tax income, no US cash
taxes for ~5 years
Global volume growth of 1-2%
Positive price mix vs. raw
materials (~$50-$100 million)
Cost savings
Operational Excellence
Amiens closure / EMEA Farm
tire business exit
$1.2 billion capex
Reaffirming 10-15% SOI growth target for 2015;
Planning assumptions to be updated in year-end call
Positive Drivers
Other Factors
As previously presented
during Q3 Earnings Call
(October 29, 2014)

2015 Outlook
Preliminary Planning Assumptions
FX headwind (similar impact
as 2014)
Venezuela uncertainty
Neutral OTR
Potential release of US tax
valuation allowance
• Tax rate if released: 30-35% of
global pre-tax income, no US cash
taxes for ~5 years
Global volume growth of 1-2%
Positive price mix vs. raw
materials (~$50-$100 million)
Cost savings
•
Operational Excellence
•
Amiens closure / EMEA Farm
tire business exit
$1.2 billion capex
Positive Drivers
Other Factors
Will update at our Year-End Earnings
Call in February 2015
(Call-Out boxes reflect latest factors)
Getting
tougher
Lower raws
USD continues
to strengthen
Increasing
confidence
Impact of oil price
on economic model
Chinese tariffs
Continue to reaffirm 10-15% SOI growth target for 2015;
Expect positive momentum in NA to offset International headwinds

Fabrics
9%
Pigments /
Chemicals /
Oils
15%
Natural
Rubber
20%
Wire /
Other
11%
Carbon
Black
15%
Synthetic Rubber
30%

Recent Trends:  Raw Materials
• Spot prices down significantly YoY in 2014:
– Natural Rubber: ~32%
– Synthetic Rubber: ~8%
– Carbon Black:  ~53%
– Oil (WTI):  ~46%
• Raw materials ~50% of tire business cost
of goods sold
– Tires ~85% of total cost of goods sold
• Around two-thirds of raw materials are
influenced by oil prices
– P&L impact lags spot rates by 1-2 quarters
depending on commodity
• Customer agreements indexed to raw
materials:
– OE customers (~20% of sales)
– Certain large Commercial fleets
– OTR customers
Goodyear Global Raw Material Usage
2014 FY Estimate
*Petrochemical-based
*
*
*
*
Recent decline in commodity prices will provide a further
tailwind to raw material costs beginning in Q2 2015

Recent Trends: Potential US Tariffs on
Chinese Consumer Tire Imports
Several recent affirmative rulings by the Department of Commerce (DOC)
and International Trade Commission (ITC) for anti-dumping (AD) and countervailing duty (CVD) investigations
7/22/14: ITC affirmative preliminary injury decision
11/21/14: DOC affirmative preliminary CVD decision and rate set (12.03%
margin for most Chinese tire importers)
CVD and any future AD margins retroactive to September
Upcoming decisions:
1/20/15: DOC preliminary AD decision & rate
Petition seeking AD margins between 45.80-87.99%
4/6/15: DOC final AD and CVD decisions
5/21/15: ITC final injury determination (deadline could be pushed 60 days)
2009-2012 Traiff 421 benefited our US business

2015-2016 Financial Targets
We remain confident in our strategy
Reaffirming 2015-2016 targets
–
Annual 10-15% SOI growth per year
–
Annual positive free cash flow from operations
–
Adjusted Debt to EBITDAP
(a)
ratio of ~2.0x by the end of 2016
(a) Total debt plus global pension liability, divided by net income before interest expense, income tax expense, depreciation and amortization expense, net periodic pension cost, rationalization charges and other (income) and expense
Reaffirming 2015-2016 targets; will update assumptions on Q4 call

Capital Allocation

2014 - 2016 SOI Target $5.5 - $5.8
2014 - 2016 EBITDAP ~ $7.8 - $8.2
Adjustments for:
  Corporate Expense,
  Depreciation, and
  Pension Expense

Sources and Uses of Cash
2014-2016
Note: All estimates based on current assumptions and available data
Strong earnings growth driving significant cash available for deployment
Maintaining the Business
Capital Allocation Plan
$ In billions
•
Interest Expense ~$1.2 -
•
Taxes Paid ~ $0.8 - $1.0
•
Sustaining CapEx ~ $2.0 - $2.2
•
Working Capital ~ $0.0
• ~$4.0 - $4.6
Cash Available for
Deployment
•
Dividends / Share
Repurchase
•
Growth CapEx
•
Debt Reductions
(incl. Pension)
•
Restructurings
~$3.6 - $3.8
Total
$1.4

Balanced capital allocation plan
Capital Allocation Plan –
Driving Value 2014-2016

* $0.65B approved by Board of Directors; increases dependent on Company performance including the achievement of financial targets
Debt Repayment /
Pension Funding
Growth CapEx
Restructurings
Shareholder
Return Program
$1.5B
$0.6 - $0.9B*
$0.6B
$0.8 - $0.9B
$3.6 - $3.8B

Americas
NA & LA
~ 30%
Americas
NA & LA
~ 55%
EMEA & Asia
~ 70%
EMEA & Asia
~ 45%
2011-2013
~$1.3 billion
2014-2016
~$1.5 billion
Heavy investment
in new China plant
and Europe tire
labeling
Includes
new plant for
the Americas
~$500 million
Growth CapEx Investment
Continue to invest for growth ... shifting focus to meet business needs
Targeting ~20% IRR
Primarily
investment in
HVA capacity
& tire labeling
capabilities

4.3x
3.9x
4.1x
3.4x
~2.0x
2010
2011
2012
2013
2016T

✓

✓

✓

✓

Balance Sheet Management –
Leverage Targets
Leverage consistent with commitment to achieving investment grade metrics
Reduces cost of capital
Improves global access to credit
Committed to achieving investment grade
balance sheet by the end of 2016
Adjusted Debt / EBITDAP
(a)
Note:  See reconciliations in Appendix on page 25
Greater ability to move debt overseas
Ability to reduce cash balances

a) Total debt plus global pension liability, divided by net income before interest expense, income tax expense, depreciation and amortization expense, net periodic pension cost, rationalization charges and other (income) and expense

Shareholder Return Program

Continued focus on shareholder returns
Share repurchase program - $450 million authorized
in 2014-2016 plan
–
Completed $150 million in Q4/14
–
Approximately halfway through program in first
year
Dividend payment $0.06 per share per quarter, a 20%
increase in first year

Q & A

Appendix

Use of Historical and Forward-Looking
Non-GAAP Financial Measures

This presentation contains our historical total segment operating income and free cash flow from operations for certain periods, our targeted total segment operating income growth rate for 2015-16, our historical ratio of Adjusted Debt to
EBITDAP for certain periods, and our targeted ratio of Adjusted Debt to EBITDAP for 2016. Total segment operating income, free cash flow from operations, and the ratio of Adjusted Debt to EBITDAP are important financial measures for the company but are not financial measures defined by U.S. GAAP, and should not be construed as an alternative to corresponding financial measures presented in accordance with U.S. GAAP.
Total segment operating income is the sum of the individual strategic business units’ segment operating income as determined in accordance with U.S. GAAP. The most directly comparable GAAP financial measure is Income before
Income Taxes. Management believes that total segment operating income is useful because it represents the aggregate value of income created by the company’s SBUs and excludes items not directly related to the SBUs for performance evaluation purposes.
Free Cash Flow from Operations is the company’s Cash Flow from Operations as determined in accordance with U.S.
GAAP before pension contributions and direct payments and rationalization payments, less capital expenditures.
Management believes that Free Cash Flow from Operations is useful because it represents the cash generating capability of the company’s ongoing operations, after taking into consideration capital expenditures necessary to maintain its business and pursue growth opportunities.
Adjusted Debt is the sum of our total debt and our global pension liability, each as determined in accordance with U.S.
GAAP, and EBITDAP, as adjusted, represents net income (the most directly comparable GAAP financial measure) before interest expense, income tax expense, depreciation and amortization expense, net periodic pension cost, rationalization charges and other (income) and expense. We present the ratio of Adjusted Debt to EBITDAP because we believe it is widely used by investors as a means of evaluating a company’s leverage.
It should be noted that other companies may calculate similarly titled non-GAAP financial measures differently and, as a result, the measures presented herein may not be comparable to such similarly titled measures reported by other companies.
We are unable to present a quantitative reconciliation of our forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures, because management cannot reliably predict all of the necessary components of those GAAP financial measures without unreasonable effort. These components could be significant to the calculation of those GAAP financial measures in the future.

Reconciliation for Segment Operating
Income / Margin

$ In millions
2013 2012 2011 2010
Total Segment Operating Income 1,772 $      1,580 $ 1,248 $ 1,368 $ 917 $
Rationalizations (97) (58) (175) (103) (240)
Interest expense (420) (392) (357) (330) (316)
Other expense (227) (97) (139) (73) (186)
Asset write-offs & accelerated depreciation (11) (23) (20) (50) (15)
Corporate incentive compensation plans (98) (108) (69) (70) (71)
Corporate pension curtailments/settlements (33) - 1 (15) -
Intercompany profit elimination 5 4 (1) (5) (14)
Retained expenses of divested operations (18) (24) (14) (29) (20)
Other (54) (69) (34) (75) (47)
Income before Income Taxes 819 $         813 $    440 $    618 $    8 $
United States and Foreign Taxes 170 138 203 201 172
Less: Minority Shareholders Net Income 91 46 25 74 52
Goodyear Net Income (Loss) 558 $         629 $    212 $    343 $    (216) $
Sales $18,573 $19,540 $20,992 $22,767 $18,832
Return on Sales 3.0% 3.2% 1.0% 1.5% (1.1)%
Total Segment Operating Margin 9.5% 8.1% 5.9% 6.0% 4.9%
Twelve Months Ended
December 31,
Twelve
Months
Ended
September 30,
2014

Reconciliation for
Free Cash Flow From Operations

a) Working capital represents total changes in accounts receivable, inventories and accounts payable – trade.
b) Pension expense is the net periodic pension cost before curtailments, settlements and termination benefits as reported in the pension-related note in the Notes to
Consolidated Financial Statements.
c) Other includes amortization and write-off of debt issuance costs, net pension curtailments and settlements, net rationalization charges, net (gains) losses on asset sales, net Venezuela currency remeasurement loss, customer prepayments and government grants, insurance proceeds, compensation and benefits less pension expense, other current liabilities, and other assets and liabilities.
The amounts below are calculated from the Consolidated Statements of Cash Flows except for pension expense, which is as reported in the pension-
related note in the Notes to Consolidated Financial Statements.
Trailing
Twelve Months
Ended
($ in millions)
Sept. 30,
2014 2013 2012 2011 2010
Net Income (Loss) 649 $               675 $      237 $      417 $      (164) $
Depreciation and Amortization
736 722 687 715 652
Change in Working Capital
(a)
(50) 415 457 (650) 52
Pension Expense
(b)
196 285 307 266 300
Other
(c)
329 75 140 461 546
Capital Expenditures
(1,068) (1,168) (1,127) (1,043) (944)
Free Cash Flow from Operations (non-GAAP) 792 $               1,004 $    701 $      166 $      442 $
Capital Expenditures
1,068 1,168 1,127 1,043 944
Pension Contributions & Direct Payments
(1,382) (1,162) (684) (294) (405)
Rationalization Payments
(181) (72) (106) (142) (57)
Cash Flow from Operating Activities (GAAP) 297 $               938 $      1,038 $    773 $      924 $
Year Ended
December 31,

EBITDAP, Adjusted Debt & Leverage Ratio
Reconciliations

$ In millions
a) Net periodic pension cost excludes curtailments/settlements and termination benefits.
b) Other includes rationalization charges and other (income) and expense.
2013 2012 2011 2010
Net Income (Loss) $675 $237 $417 ($164)
Interest Expense 392 357 330 316
Income Tax Expense 138 203 201 172
Depreciation and Amortization 722 687 715 652
Net Periodic Pension Cost
(a)
285 307 266 300
Other
(b)
155 314 176 426
EBITDAP, as adjusted $2,367 $2,105 $2,105 $1,702
2013 2012 2011 2010
Notes Payable and Overdrafts 14 102 256 238
Long Term Debt / Capital Leases due Within a Year 73 96 156 188
Long Term Debt and Capital Leases 6,162 4,888 4,789 4,319
Total Debt $6,249 $5,086 $5,201 $4,745
Unfunded Pension Liability $1,855 $3,522 $3,097 $2,549
Adjusted Debt $8,104 $8,608 $8,298 $7,294
Adjusted Debt/EBITDAP 3.42x 4.09x 3.94x 4.29x
Year Ended December 31,